SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549

                                 FORM 8-K



                    Pursuant to Section 13 or 15(d) of
                    The Securities Exchange Act of 1934

                              January 7, 1997



                        DELTA PETROLEUM CORPORATION
          (Exact name of registrant as specified in its charter)



 Colorado                  0-16203                 84-1060803
(State of                Commission           (I.R.S. Employer
Incorporation)            File No.            Identification No.)



     Suite 3310
     555 17th Street
     Denver, Colorado                                 80202
   (Address of principal executive offices)      (Zip Code)


Registrant's telephone number, including area code:
                   (303) 293-9133


ITEM 5.   OTHER EVENTS

          A. On January 7, 1997, the Company entered into a two year agreement ("Agreement") with BC Capital Corp., ("BC Capital") an affiliate of Barber & Bronson, Incorporated for financial consulting services. The agreement is attached as
Exhibit 99.1. Under the Agreement the Company will pay a monthly fee of $3,000 to BC Capital and will issue three year warrants to purchase an aggregate of 500,000 shares of the Company's common stock at an exercise price of $6.125 per share.
Warrants to purchase 250,000 of these shares will vest on the closing date of an equity financing in which the Company, with Barber & Bronson, Incorporated acting as placement agent, realizes gross proceeds of not less than $2 million. Upon the closing of such equity financing the term of the warrants shall be five years rather than three years. No such equity financing is currently planned.

          B. On December 20, 1996 the Company entered into an agreement entitled a Purchase and Sale Agreement ("Agreement") with SOCO Offshore, Inc., ("SOCO") an affiliate of Snyder Oil
Corporation, whereby SOCO assigned an approximate 1.77% working interest in leases comprising the Sword Unit Offshore
Santa Barbara, California to Delta Petroleum Corporation
("Delta") in exchange for 63,000 shares of the Company's restricted common stock. A copy of the Agreement is attached as Exhibit 99.2. Under the agreement the Company had until January 7, 1997 to complete certain due diligence. Delta already held a .8731% working interest in the Sword Unit through its 92% owned subsidiary, Amber Resources Company. The 12,240 acre Sword Unit operated by
Conoco, Inc. contains undeveloped reserves. No production in the Sword Unit is presently anticipated before 2004.

          C. On November 14, 1996, the Company entered into an employment agreement with David Castaneda for the period from February 1, 1997 through January 31, 1998. A copy of the employment agreement is attached as Exhibit 99.3.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.


  99.1 Financial Consulting Agreement with BC Capital Corp.

  99.2 Purchase and Sale Agreement between Synder Oil
       Corporation and Delta Petroleum Corporation.

  99.3 Employment agreement with David Castaneda.

     Pursuant to the requirements of the Securities and Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  DELTA PETROLEUM CORPORATION
                                   (Registrant)


Date:  January 8, 1997             By: s/Aleron H. Larson, Jr.
                                       Aleron H. Larson, Jr.
                                        Chairman/C.E.O.










                              INDEX TO EXHIBITS

(1)  Underwriting Agreement.  Not applicable.

(2)  Plan of Acquisition, Reorganization, Arrangement,
Liquidation or Succession.  Not applicable.

(3)  (i)  Articles of Incorporation. Not applicable.
     (ii) Bylaws. Not applicable.

(4) Instruments Defining the Rights of Security Holders, including Indentures. Not applicable.

(5)  Opinion: re: Legality.  Not applicable.

(6)  Opinion: Discount on Capital Shares.  Not applicable.

(7)  Opinion: re: Liquidation Preference. Not Applicable.

(8)  Opinion: re: Tax Matters.  Not Applicable.

(9)  Voting Trust Agreement.  Not Applicable.

(10) Material Contracts. Not Applicable.

(11) Statement re: Computation of Per Share Earnings.
      Not Applicable.

(12) Statement re: Computation of Ratios.  Not Applicable.

(13) Annual Report to Security Holders, etc. Not Applicable.

(14) Material Foreign Patents.  Not Applicable.

(15) Letter re: Unaudited Interim Financial Information.
     Not Applicable.

(16) Letter re: Change in Certifying Accountant.
     Not applicable.

(17) Letter re: Director Resignation.  Not applicable.

(18) Letter re: Change in Accounting Principles.  Not Applicable.

(19) Report Furnished to Security Holders.  Not Applicable.

(20) Other Documents or Statements to Security Holders.
     Not applicable.






                         INDEX TO EXHIBITS - CONT'D


(21) Subsidiaries of the Registrant.  Not Applicable.

(22) Published Report Regarding Matters Submitted to Vote of
Security Holders.  Not Applicable.

(23) Consents of Experts and Counsel.  Not applicable.

(24) Power of Attorney. Not applicable.

(25) Statement of Eligibility of Trustee.  Not Applicable.

(26) Invitations for Competitive Bids.  Not Applicable.

(27) Financial Data Schedule.  Not Applicable.

(99) Additional Exhibits.

     99.1 Financial Consulting Agreement with BC Capital Corp.

     99.2 Purchase and Sale Agreement between Synder Oil
          Corporation and Delta Petroleum Corporation.

     99.3 Employment agreement with David Castaneda.